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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 30, 1998
                                                          --------------------



                                  AMSURG CORP.
             (Exact Name of Registrant as Specified in its Charter)


             TENNESSEE                     000-22217             62-1493316
 (State or other jurisdiction of         (Commission         (I.R.S. employer
 incorporation or organization)          File Number)       identification no.)


      ONE BURTON HILLS BOULEVARD
              SUITE 350
            NASHVILLE, TN                                         37215
(Address of principal executive offices)                        (Zip code)


                                 (615) 665-1283
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

       Effective April 30, 1998, AmSurg Holdings, Inc. ("Holdings"), a subsidiary of AmSurg Corp. (the "Company") acquired from Boswell Eye Center, L.L.C., an Arizona limited liability company ("BEC") and Boswell Eye Institute, Inc. an Arizona corporation ("BEI," and together with BEC, "Sellers"), a sixty percent ownership interest in the assets comprising the business operations of an ophthalmology ambulatory surgery center (the "Center") in Sun City, Arizona.

       Pursuant to the terms of the Asset Purchase Agreement, dated as of April 30, 1998, by and between Holdings and the Sellers, Holdings paid $5,400,000 in cash to the Sellers. Approximately $4,000,000 of the cash used in the purchase transaction was provided from borrowings under the Company's revolving credit agreement with SunTrust Bank, Nashville and approximately $1,400,000 was provided from operating cash flow. The consideration paid to the Sellers was determined through arm's-length negotiations between the Company and the members and shareholders of the Sellers. Following the asset purchase, Holdings and the Sellers contributed their respective ownership in the assets of the Center into a newly formed limited liability company, The Sun City Ophthalmology ASC, LLC, and received proportionate membership therein.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

       It is impractical to provide at this time the financial statements and pro forma financial information required by Items 7(a) and 7(b). The Company anticipates filing this information in an amendment to this Form 8-K on or prior to July 14, 1998.

 (c)   Exhibits:

       2 Asset Purchase Agreement, dated as of April 30, 1998, by and among AmSurg Holdings, Inc., Boswell Eye Center, L.L.C., Boswell Eye Institute, Inc. and the members and shareholders thereof.




                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          AMSURG CORP.


                          By:  /s/  Claire M. Gulmi
                               -------------------------------------------------
                               CLAIRE M. GULMI

                               Senior Vice President and Chief Financial Officer (Principal Financial and Duly Authorized Officer)




Date:  May 13, 1998







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                                INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                                 DESCRIPTION
  -------                                -----------
    2        Asset Purchase Agreement, dated as of April 30, 1998, by and among
             AmSurg Holdings, Inc., Boswell Eye Center, L.L.C., Boswell Eye
             Institute, Inc. and the members and shareholders thereof.































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